UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2015

Zonzia Media, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	002-75313	84-0871427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

74 N. Pecos Road, Suite D, Henderson, NV	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 463-8528

N/A

(Former Name or Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 on Form 8-K/A (the “Amendment”) to the Current Report on Form 8-K of Zonzia Media, Inc. that was filed with the Securities and Exchange Commission on June 26, 2015 (the “Form 8-K”) is to include as Exhibit 10.1 under Item 9.01 the Channel Distribution Agreement with simplyME Distribution that is described under Item 1.01 of the Form 8-K. This Amendment does not otherwise modify or update the disclosures contained in the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Channel Distribution Agreement between the Company and simplyME Distribution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonzia Media, Inc.

Date: July 1, 2015	By: /s/ Myles A. Pressey III
Name: Myles A. Pressey III
Title: Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Channel Distribution Agreement between the Company and simplyME Distribution